UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 1, 2013

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On May 3, 2013, Pier 1 Imports, Inc. (the “Company”) issued a press release announcing it is hosting its 2013 Investor Update event on May 7, 2013 at its headquarters located in Fort Worth, Texas.

Item 8.01  Other Events.

Effective May 1, 2013, Charles H. Turner, the Senior Executive Vice President and Chief Financial Officer of the Company, adopted a 10b5-1 stock trading plan.  Mr. Turner’s plan provides for the sale of shares of the Company’s common stock owned by Mr. Turner and shares of the Company’s common stock to be received by Mr. Turner upon exercise of options granted to Mr. Turner on June 28, 2004. Under the plan, beginning on June 3, 2013, a brokerage firm will be authorized to sell a certain number of shares periodically provided the stock price is above certain levels, and the brokerage firm will be authorized to periodically exercise Mr. Turner’s stock options and sell the issued shares provided the stock price is above certain levels. The plan expires on December 31, 2013. The maximum number of shares that can be sold over the duration of the plan is 70,000 shares, which number includes 56,000 shares to be received upon exercise of stock options.

The foregoing trading plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Rule 10b5-1 allows individuals who are not in possession of material, non-public information at the time a stock trading plan is adopted to establish prearranged written plans to buy or sell a specified number of shares of a company’s stock. Trading under the foregoing plan is generally based on reaching certain pre-determined minimum price conditions. The foregoing trading plan provides for sales over a set period of time with the goals of minimizing any market impact from such stock sales and gradually diversifying the individual’s investment portfolio, while maintaining such individual’s compliance with the Company’s voluntary stock ownership guidelines.

Transactions under the foregoing trading plan will be disclosed publicly through Form 4 and Form 144 filings with the Securities and Exchange Commission, to the extent required by law.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 3, 2013 announcing the Company is hosting its 2013 Investor Update event on May 7, 2013 at its headquarters located in Fort Worth, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	May 3, 2013	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President and
General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 3, 2013 announcing the Company is hosting its 2013 Investor Update event on May 7, 2013 at its headquarters located in Fort Worth, Texas.